PRIVATE AND CONFIDENTIAL - DRAFT

Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Customer Acquisition Network Holdings, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Michael D. Mathews, the Chief Executive Officer and Interim Chief Financial Officer of Customer Acquisition Network Holdings, Inc., certifies that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2008

By: /s/ Michael D. Mathews

Name: Michael D. Mathews

Title: Chief Executive Officer and Interim Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)

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